SMITH GROUP LARGE CAP CORE GROWTH FUND

Institutional Class Shares (Ticker: BSLGX)
Investor Class Shares (Ticker: BSLNX)

SMITH GROUP SMALL CAP FOCUSED GROWTH FUND

Institutional Class Shares (Ticker: SGSNX)
Investor Class Shares (Ticker: SGSVX)

Prospectus

January 28, 2015

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

Table of Contents - Prospectus

Smith Group Large Cap Core Growth Fund
Smith Group Small Cap Focused Growth Fund
Series of Managed Portfolio Series (the “Trust”)

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Summary Section

Smith Group Large Cap Core Growth Fund

Investment Objective
The Smith Group Large Cap Core Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.61%
Distribution (12b-1) Fee	0.00%	0.25%
Other Expenses	0.44%	0.51%
Total Annual Fund Operating Expenses	1.05%	1.37%
Expense (Reimbursement)/Recoupment (1)	(0.26)%	(0.33)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment (1)	0.79%	1.04%

(1)
Smith Asset Management Group, L.P. (the “Adviser” or “Smith Group”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.04% of the average daily net assets of the Investor Class and 0.79% of the average daily net assets of the Institutional Class.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through February 29, 2016.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$81	$308	$554	$1,259
Investor Class	$106	$401	$718	$1,618

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2014, the Fund’s portfolio turnover rate was 47% of its average portfolio value.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by large capitalization companies that the Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.   The Adviser defines large capitalization companies as companies within the range of the capitalization of companies constituting the Russell 1000® Growth Index.  As of December 31, 2014, the capitalization range of the Russell 1000® Growth Index was approximately $1.0 billion and $647.5 billion.  These securities may be traded over the counter or listed on an exchange.

When selecting investments for the Fund, the Adviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of U.S. stocks, the Adviser’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  The Adviser considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility, and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis, and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct the portfolio for the Fund. While the Fund will not concentrate its investments in any one industry, the Fund may have a significant exposure to one or more sectors of the economy, such as the Information Technology sector.

At the Adviser’s discretion, the Fund may invest up to 100% of its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic, or political conditions, and (ii) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Such investments may result in the Fund not achieving its investment objective.

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Principal Risks

As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests.

Large Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2014. Figures shown in the bar chart are for the Fund’s Institutional Class shares, which do not have sales charges.  Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.smithgroupfunds.com or by calling 877-SMITH65 (877-764-8465).

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Best Quarter	Worst Quarter
Q4 2010 14.47%	Q4 2008 (24.56)%

Average Annual Total Returns for the periods ended December 31, 2014(1)
Institutional Class Shares	One Year	Five Years	Since Inception (June 1, 2007) (2)
Return Before Taxes	11.86%	16.04%	4.40%
Return After Taxes on Distributions	8.48%	14.68%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	8.76%	12.83%	3.37%
Investor Class Shares (3)
Return Before Taxes	11.61%	15.75%	4.14%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	13.69%	15.45%	6.21%
Russell 1000 Growth (reflects no deductions for fees, expenses or taxes)	13.05%	15.81%	7.95%
(1)
The Smith Group Large Cap Core Growth Fund, a series of Scotia Institutional Funds, (the “Predecessor Fund”) transferred into the Fund in a tax-free reorganization on February 24, 2014. Performance information shown includes the performance of the Predecessor Fund for periods prior to February 24, 2014.

(2)
While the Fund’s Institutional Class Shares (formerly referred to as “Class I Shares”) commenced operations on May 31, 2007, the Fund began investing consistent with its investment objective on June 1, 2007.

(3)
The Fund’s Investor Class shares commenced operations on February 24, 2014.  The performance results above for the Investor Class shares reflect the performance of the Institutional Class shares from June 1, 2007 through February 24, 2014, adjusted for the higher expenses applicable to Investor Class shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

Smith Asset Management Group, L.P. is the Fund’s investment adviser.

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Portfolio Manager

Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser since 1995 and John D. Brim, CFA, Portfolio Manager and Chief Compliance Officer of the Adviser since 1998, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since 2007, through the Predecessor Fund.

Purchasing, Selling and Exchanging Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Smith Group Large Cap Core Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at 877-SMITH65 (877-764-8465), or through a financial intermediary.  The minimum initial and subsequent investment amounts for each share class are shown below.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$25,000	$100
Investor Class	$2,500	$100

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor, including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Smith Group Small Cap Focused Growth Fund

Investment Objective
The Smith Group Small Cap Focused Growth Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Investor Class
Management Fees	0.85%	0.85%
Distribution (12b-1) Fee	0.00%	0.25%
Other Expenses	42.03%	65.89%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%
Total Annual Fund Operating Expenses	42.89%	67.00%
Expense (Reimbursement)/Recoupment (2)	(41.78)%	(65.64)%
Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment (2)	1.11%	1.36%
(1)
The Total Annual Fund Operating Expenses After Expense (Reimbursement)/Recoupment does not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund’s statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(2)
Smith Asset Management Group, LP (the “Adviser” or “Smith Group”) has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.35% of the average daily net assets of the Investor Class and 1.10% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through February 28, 2025.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation and any recoupment for  ten year s ).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$113	$353	$612	$1,352
Investor Class	$138	$431	$745	$1,635

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended September 30, 2014, the portfolio turnover of the Fund was 75% of its average portfolio value.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by small capitalization companies that the Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.  The Adviser defines small capitalization companies as companies within the range of the capitalization of companies constituting the Russell 2000® Growth Index.  As of December 31, 2014, the capitalization range of the Russell 2000® Growth Index was approximately $30.7 million to $7.3 billion.  These securities may be traded over the counter or listed on an exchange.  The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”).

When selecting investments for the Fund, the Adviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of U.S. stocks, the Adviser’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  The Adviser considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility, and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations:  changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis, and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct the portfolio for the Fund. While the Fund will not concentrate its investments in any one industry, the Fund may have a significant exposure to one or more sectors of the economy, such as the Information Technology sector.

At the Adviser’s discretion, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and, (i) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Such investments may result in the Fund not achieving its investment objective.

Table of Contents - Prospectus

Principal Risks

As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Small-Cap Companies Risk.  Investing in securities of small-sized companies, may involve greater volatility than investing in larger and more established companies.  The securities of small-sized companies may have greater price volatility and less liquidity than the securities of larger companies. The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

Newer Fund Risk.  The Fund has a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2014. Figures shown in the bar chart are for the Fund’s Institutional Class shares, which do not have sales charges.  Following the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average return over time compared with a broad-based market index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.smithgroupfunds.com or by calling 877-SMITH65 (877-764-8465).

Table of Contents - Prospectus

Best Quarter	Worst Quarter
Q4 2014 6.49%	Q3 2014 (5.82)%

Average Annual Total Returns for the periods ended December 31, 2014
Institutional Class Shares	One Year	Since Inception (December 31, 2013)
Return Before Taxes	1.60%	1.70%
Return After Taxes on Distributions	1.60%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	0.90%	1.29%
Investor Class Shares
Return Before Taxes	1.40%	1.50%
Russell 2000 Growth (reflects no deductions for fees, expenses or taxes)	5.60%	5.87%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement

Management

Investment Adviser

Smith Asset Management Group, L.P. is the Fund’s investment adviser.

Portfolio Manager

Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser since 1995 and John D. Brim, CFA, Portfolio Manager and Chief Compliance Officer of the Adviser since 1998, are the portfolio managers responsible for the day-to-day management of the Fund.  Each has managed the Fund since its inception in December, 2013.

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Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Smith Group Small Cap Focused Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, by contacting the Fund by telephone at 877-SMITH65 (877-764-8465), or through a financial intermediary.  The minimum initial and subsequent investment amounts for each share class are shown below.

	Minimum Initial Investment	Subsequent Minimum Investment
Institutional Class	$25,000	$100
Investor Class	$2,500	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective

The Smith Group Large Cap Core Growth Fund and the Smith Group Small Cap Focused Growth Fund (each a “Fund”, and collectively, the “Funds”) seek long-term capital appreciation.  Each Fund’s investment objective is not fundamental and may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Smith Group Large Cap Core Growth Fund

Under normal market conditions, the Smith Group Large Cap Core Growth Fund (the “Large Cap Fund”) invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by large capitalization companies that the Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.  The Adviser defines large capitalization companies as companies within the range of the capitalization of companies constituting the Russell 1000® Growth Index.  As of December 31, 2014, the capitalization range of the Russell 1000® Growth Index was approximately $1.0 billion and $647.5 billion.  These securities may be traded over the counter or listed on an exchange.

When selecting investments for the Large Cap Fund, the Adviser employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of U.S. stocks, the Adviser’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  The Adviser considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility, and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis, and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct the portfolio for the Large Cap Fund. While the Large Cap Fund will not concentrate its investments in any one industry, the Large Cap Fund may have significant exposure to one or more sectors of the economy, such as the Information Technology sector.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings, or announcement of a buyout.

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Smith Group Small Cap Focused Growth Fund

Under normal market conditions, the Smith Group Small Cap Focused Growth Fund (the “Small Cap Fund”) invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by small capitalization companies that the Adviser believes will have the highest probability of an earnings growth rate that exceeds investor expectations.  The Adviser defines small capitalization companies as companies within the range of the capitalization of companies constituting the Russell 2000® Growth Index.  As of December 31, 2014, the capitalization range of the Russell 2000® Growth Index was approximately $30.7 million to $7.3 billion.  These securities may be traded over the counter or listed on an exchange. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”).

When selecting investments for the Small Cap Fund, the Adviser employs quantitative and qualitative analysis to identify high quality companies that they believe have the ability to accelerate earnings growth and exceed investor expectations.  The security selection process consists of three steps.  Beginning with a universe of U.S. stocks, the Adviser’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to underperform the market.  The Adviser considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility, and corporate governance.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.  In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise.  The process incorporates the following considerations: changes in Wall Street opinions, individual analysts’ historical accuracy, earnings quality analysis, and corporate governance practices.

The first two screening steps produce a list of eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct the portfolio for the Small Cap Fund. While the Small Cap Fund will not concentrate its investments in any one industry, the Small Cap Fund may have a significant exposure to one or more sectors of the economy, such as the Information Technology sector.

Holdings in the portfolio become candidates for sale if the investment team identifies any negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings, or announcement of a buyout.

Cash or Similar Investments and Temporary Strategies of the Funds

At the Adviser’s discretion, a Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic, or political conditions, and (ii) to retain flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses.  When investing for temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in such instruments.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.

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Principal Risks of Investing in the Funds

Before investing in the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Funds.  The principal risks of investing in the Funds are:

General Market Risk (both Funds).  The net asset value and investment return of each Fund will fluctuate based upon changes in the value of the Fund’s portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole.  U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in a Fund.  The market value of securities in which a Fund invests is based upon the market’s perception of value, and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased.  Continuing market volatility may have adverse effects on the Funds.

Newer Fund Risk (Small Cap Fund).  There can be no assurance that the Small Cap Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Small Cap Fund.  Liquidation of the Small Cap Fund can be initiated by the Board of Trustees without shareholder approval if it determines it is in the best interest of shareholders.  The timing of the Small Cap Fund’s liquidation may not be favorable to certain individual shareholders.

Management Risk (both Funds).  The ability of a Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in a Fund may vary with the effectiveness of the Adviser’s research, analysis, and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform other mutual funds with similar investment objectives.

Equity Securities Risk (both Funds).  A Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors, or companies in which the Fund invests.  Each Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

Large-Cap Company Risk (Large Cap Fund).  The Large Cap Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower markets for their common stock.

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Small-Cap Companies Risk (Small Cap Fund).  The small-cap companies in which the Small Cap Fund invests may not have the management experience, financial resources, product diversification, and competitive strengths of large-cap companies.  Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.  Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Adviser wants to sell a large quantity of a small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively, and therefore information about these companies may not be as readily available as that for large-cap companies.

REIT Risk (Small Cap Fund).  REITs have been subject to substantial fluctuations and declines on a local, regional, and national basis in the past, and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions (including overbuilding, increased competition, and increases in property taxes, interest rates, and operating expenses), changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and demographics, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

Growth Stock Risk (both Funds).  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Management of the Funds

Investment Adviser

The Funds have entered into an investment advisory agreement (“Advisory Agreement”) with Smith Asset Management Group, L.P. located at 100 Crescent Court, Suite 1150, Dallas, Texas 75201.  Established in 1995, the Adviser is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions. As of December 31, 2014, the Adviser had about $3.1 billion in assets under management.  Under the Advisory Agreement, the Adviser manages each Fund’s investments subject to the supervision of the Board of Trustees.

The Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio.  The Adviser also furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed to fulfill its obligations under the Advisory Agreement.  For these services, each Fund pays the Adviser a monthly management fee based upon the Fund’s average daily net assets at the following annual rates:

Annual Management Fee
Large Cap Fund	0.61%
Small Cap Fund	0.85%

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Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Funds, the Adviser has agreed to reimburse each Fund for its operating expenses, and may reduce the management fee, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed the percentage of the average daily net assets of each share class set forth in the table below.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred. The Operating Expense Limitation Agreement will be in effect and cannot be terminated through February 29, 2016 with respect to the Large Cap Fund; and through February 28, 2025 with respect to the Small Cap Fund.

	Expense Limitation
Fund	Investor Class	Institutional Class
Large Cap Fund	1.04%	0.79%
Small Cap Fund	1.35%	1.10%

As a result of the Operating Expense Limitation Agreement the Adviser has with the Funds, the Adviser was effectively paid a management fee of 0.17% of the Large Cap Fund’s average daily net assets.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement is available in the Funds’ semi-annual report to shareholders for the period ended March 31, 2014.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio Managers

The Funds are managed by a team of investment professionals headed by Stephen S. Smith.  Although Mr. Smith and Mr. Brim are primarily responsible for making investment decisions for the Funds, each member of the investment team, regardless of title, plays an integral part in generating investment ideas and is involved in making securities recommendations for the Funds.  The members of the Funds’ portfolio management team are listed below.

Stephen S. Smith, CFA
Chief Executive Officer and Chief Investment Officer, Smith Asset Management Group, L.P.; 1995 – Present
MBA – University of Alabama
BS Industrial Engineering – University of Alabama
Chartered Financial Analyst (CFA) awarded in 1981.
Member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

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John D. Brim, CFA
Portfolio Manager and Chief Compliance Officer, Smith Asset Management Group, L.P.; 1998 – Present
BS Economics – Texas A&M University
Chartered Financial Analyst (CFA) awarded in 1998.
Member of the CFA Institute and the CFA Society of Dallas-Ft. Worth.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Shareholder Information

Pricing of Fund Shares

The price of each class of a Fund’s shares is its net asset value (“NAV”).  The NAV of each class is calculated by dividing its total assets, less its liabilities, by the number of its shares outstanding.  The NAV of each class is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAV of each class will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the NAV.

The Funds’ assets are generally valued at their market price using valuations provided by independent pricing services. Fixed income securities with remaining maturities of 60 days or less are valued at amortized cost.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale.  Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  In addition, the Small Cap Fund’s investments in smaller capitalization companies are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies.  The Trust anticipates that each Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

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How to Purchase Fund Shares

Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below).  Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Shares of the Funds have not been registered and are not offered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Funds and U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.

Investment Minimums.  The minimum initial investment amount is $2,500 for the Investor Class Shares and $25,000 for the Institutional Class Shares.  The minimum investment amount for subsequent investments is $100 for all share classes.  Each Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries.  For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Funds’ Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on each Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.

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Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” generally means that your purchase request includes:

•	The name of the Fund to be purchased;
•	The class of shares to be purchased;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and
•	A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  Each Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail.  To purchase a Fund’s shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund, to:

Regular Mail	Overnight or Express Mail
[Name of the Fund to be purchased]	[Name of the Fund to be purchased]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks or any conditional order or payment.

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Purchase by Wire.  If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 877-SMITH65 (877-764-8465) to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	[Name of the Fund to be purchased]
(Class of shares to be purchased)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Funds toll free at 877-SMITH65 (877-764-8465).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure.

Subsequent Investments.  The minimum subsequent investment amount is $100.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, telephone, or wire.  You must call to notify the Funds at 877-SMITH65 (877-764-8465) before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  A Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

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Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 877-SMITH65 (877-764-8465).

Cancellations.  The Funds will not accept a request to cancel a transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Redeem Fund Shares

In general, orders to sell or “redeem” shares may be placed directly with a Fund or through a financial intermediary.   You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

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A redemption request will generally be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund to be redeemed;
•	The class of shares to be redeemed;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after the Funds receive your redemption request.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of the Fund(s) to be redeemed]	[Name of the Fund(s) to be redeemed]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you have accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 877-SMITH65 (877-764-8465).  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; and/or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.

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Systematic Withdrawal Program.  Each Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter, or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum payment amount is $100.  This program may be terminated or modified by a Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 877-SMITH65 (877-764-8465) for additional information regarding the SWP.

The Funds’ Right to Redeem an Account.  Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  Each Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur taxes, brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.

Cancellations.  The Funds will not accept a request to cancel a transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Exchange Fund Shares

You may exchange all or a portion of your investment from one Fund to another Fund within the same class.  Be sure to confirm with the Transfer Agent that the Fund into which you exchange is available for sale in your state.  Not all Funds available for exchange may be available for purchase in your state. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Fund Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See “Tools to Combat Frequent Transactions”).  You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your Account Application.

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Exchanges By Mail.  To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail	Overnight or Express Mail
[Name of each Fund involved]	[Name of each Fund involved]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The written request must contain the following information:
•	Your account number;
•	The names of each Fund and class of shares you are exchanging;
•	The dollar amount or number of shares you want to sell (and exchange); and
•	A completed Account Application for the Fund into which you want to exchange, if you desire different account privileges than those currently associated with your Fund account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Exchanges by Telephone
If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 877-SMITH65 (877-764-8465).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure.

Note:  Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; and/or
•	The social security or taxpayer identification number under which the account is registered.

Dividends and Distributions

Each Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December.  A Fund may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

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If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by a Fund in its sole discretion.  To minimize harm to a Fund and its shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Pricing of Fund Shares.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions a Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in a Fund through non-disclosed or omnibus accounts.  The Funds will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies.  However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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Tax Consequences

Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent that a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or individual retirement account.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares, and any gain on the transaction may be subject to federal income tax.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Shareholders will be advised annually as to the federal tax status of all distributions made by the Funds for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

Other Fund Policies

Telephone Transactions.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

Closing a Fund.  The Adviser retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 877-SMITH65 (877-764-8465) to request individual copies of these documents.  Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

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Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor, or such other entities as approved by the Board of Trustees, as compensation for the distribution-related services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Fund’s Investor Class Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders.

Because the distribution fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Payments to Financial Intermediaries

A Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Financial Highlights

The following financial highlights are intended to help you understand the financial performance of each Fund’s Investor Class and Institutional Class for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund’s respective share class (assuming reinvestment of all dividends and distributions). The information for the fiscal period ended September 30, 2014 has been audited by Cohen Fund Audit Services, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.  The information for prior periods was audited by another independent registered public accounting firm.

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SMITH GROUP LARGE CAP CORE GROWTH FUND
For a Fund Share Outstanding Throughout the Period

Investor Class	For the Period Inception(1) Through September 30, 2014
PER SHARE DATA:

Net asset value, beginning of period	$10.93

Investment Operations:
Net investment income(2)	0.10
Net realized and unrealized gain on investments	0.36
Total from investment operations	0.46

Less Distributions from:
Net investment income	–
Net realized gains	–
Total distributions	–

Net asset value, end of period	$11.39

TOTAL RETURN	4.21%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$70

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.37%(4)
After expense reimbursement/waiver	1.04%(4)

Ratio of net investment income to average net assets: After expense reimbursement/waiver	1.47%(4)

Portfolio turnover rate	47%(3)

(1)	Inception date of the Investor Class was February 24, 2014.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

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SMITH GROUP LARGE CAP CORE GROWTH FUND
For a Fund Share Outstanding Throughout the Year

Institutional Class (1)	Year Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE DATA:

Net asset value, beginning of period	$10.70	$9.01	$7.15	$6.77	$6.31

Investment Operations:
Net investment income(2)	0.08	0.10	0.04	0.05	0.02
Net realized and unrealized gain on investments	1.89	1.66	1.84	0.37	0.46
Total from investment operations	1.97	1.76	1.88	0.42	0.48

Less Distributions from:
Net investment income	(0.09)	(0.07)	(0.02)	(0.04)	(0.02)
Net realized gains	(1.18)	–	–	–	–
Total distributions	(1.27)	(0.07)	(0.02)	(0.04)	(0.02)
Paid-in capital from redemption fees	–	–	– (3)	– (3)	– (3)

Net asset value, end of period	$11.40	$10.70	$9.01	$7.15	$6.77

TOTAL RETURN	19.09%	19.74%	26.37%	6.15%	7.64%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$62,964	$57,572	$67,141	$52,671	$41,990

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.05%	0.94%	1.06%	1.29%	1.99%
After expense reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	0.71%	1.01%	0.43%	0.61%	0.32%

Portfolio turnover rate	47%	66%	61%	84%	90%

(1)	Prior to February 24, 2014, Institutional Class shares were known as Class I Shares.
(2)	Per share amounts calculated using the average shares method.
(3)	Amount represents less than $0.01.

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SMITH GROUP SMALL CAP FOCUSED GROWTH FUND
For a Fund Share Outstanding Throughout the Period

Investor Class	For the Period Inception(1) Through September 30, 2014
PER SHARE DATA:

Net asset value, beginning of period	$10.00

Investment Operations:
Net investment loss(2)	(0.04)
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.47)

Less Distributions from:
Net investment income	–
Net realized gains	–
Total distributions	–

Net asset value, end of period	$9.53

TOTAL RETURN	(4.70)%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$71

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	66.99%(4)
After expense reimbursement/waiver	1.35%(4)

Ratio of net investment loss to average net assets: After expense reimbursement/waiver	(0.56)%(4)

Portfolio turnover rate	75%(3)

(1)	Inception date of the Investor Class was December 30, 2013.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

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SMITH GROUP SMALL CAP FOCUSED GROWTH FUND
For a Fund Share Outstanding Throughout the Period

Institutional Class	For the Period Inception(1) Through September 30, 2014
PER SHARE DATA:

Net asset value, beginning of period	$10.00

Investment Operations:
Net investment loss(2)	(0.02)
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.45)

Less Distributions from:
Net investment income	–
Net realized gains	–
Total distributions	–

Net asset value, end of period	$9.55

TOTAL RETURN	(4.50)%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$552

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	42.88%(4)
After expense reimbursement/waiver	1.10%(4)

Ratio of net investment loss to average net assets: After expense reimbursement/waiver	(0.31)%(4)

Portfolio turnover rate	75%(3)

(1)	Inception date of the Institutional Class was December 30, 2013.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

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Investment Adviser
Smith Asset Management Group, LP
100 Crescent Court, Suite 1150
Dallas, Texas 75201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, Maine 04104-5029

Custodian
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Smith Group Large Cap Core Growth Fund
Smith Group Small Cap Focused Growth Fund
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. The annual reports contain a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ prior fiscal period.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 877-SMITH65 (877-764-8465), by visiting the Funds’ website at www.smithgroupfunds.com or by writing to:

Smith Group Large Cap Core Growth Fund
Smith Group Small Cap Focused Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Funds’ reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

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